LOGO: NUVEEN Investments

SEMIANNUAL REPORT November 30, 2000

Municipal Closed-End Exchange-Traded Funds


Dependable, tax-free income to help you keep more of what you earn.



SELECT MATURITIES
NIM


INVEST WELL.

LOOK AHEAD.

LEAVE YOUR MARK.(SM)


PHOTO OF: COUPLE WALKING.

PHOTO OF: 2 PEOPLE LOOKING AT STARFISH.

Credit Quality
           HIGHLIGHTS As of  November 30, 2000

PIE CHART:
Nuveen Select Maturities Municipal Fund (NIM)
AAA/U.S. Guaranteed                 48%
AA                                  17%
A                                   11%
BBB                                 10%
NR                                  14%


    CONTENTS

  1 Dear Shareholder
  3 Portfolio Manager's Comments
  6 NIM Performance Overview
  7 Shareholder Meeting Report
  8 Portfolio of Investments
 11 Statement of Net Assets
 12 Statement of Operations
 13 Statement of Changes in Net Assets
 14 Notes to Financial Statements
 17 Financial Highlights
 20 Build Your Wealth Automatically
 21 Fund Information


--------------------------------------------------------------------------------
COMPOUND YOUR WEALTH - AUTOMATICALLY
All Nuveen Municipal Closed-End ETFs let you reinvest dividends and capital gains directly into additional shares of your Fund. This is a great way to see your investment grow through the power of compounding.

For more information about Dividend Reinvestment, see the last page of this report or speak with your financial advisor.
--------------------------------------------------------------------------------

Photo of: Timothy R. Schwertfeger
Chairman of the Board



Sidebar text: "A WELL-BALANCED PORTFOLIO CAN HELP YOU REDUCE YOUR INVESTMENT RISKS."



Dear
     SHAREHOLDER


One of the primary goals of your Nuveen Fund is to provide you with attractive, dependable tax-free income from a quality portfolio. I am pleased to report that over the period covered by this report your Fund has continued to meet these objectives. I urge you to read the Portfolio Manager's Comments and Performance Overview pages included in this report, which provide more details about Fund results, how they were achieved, and how the Fund is trying to position itself for the future.

The uncertain markets of this past reporting period also remind us of another important reason for investing in Nuveen Funds. In times such as these, your Nuveen Fund can help bring a measure of diversification to your overall portfolio and serve as a useful counterbalance to other holdings. A well-balanced portfolio can help you reduce your investment risks and provide one of the keys to strong long-term performance.

Invest Well. Look Ahead. Leave Your Mark.
At Nuveen, we believe that investors should focus not only on investments that can help them accumulate wealth, but also on the plans and services that can help preserve that wealth and pass it along to future generations. This long-term perspective is an integral part of our portfolio management strategies, our insistence on quality, and our desire to provide investments that can withstand the test of time.

In establishing a program tailored to your needs, the sound ongoing advice and disciplined focus provided by a trusted financial advisor can be an invaluable resource, enabling you to make wise investment decisions and build a program that can result in a lasting legacy.

For more than a century, Nuveen has offered quality investments to those who recognize and embrace the need for building, preserving and managing wealth. All of us at Nuveen are dedicated to working with you and your financial advisor to provide the services, products, perspectives, and solutions that can help you meet your personal and family financial goals, now and for years to come. We thank you for your continued confidence.


Sincerely,

/s/Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

January 16, 2001


Sidebar text: "IN ESTABLISHING A PROGRAM TAILORED TO YOUR NEEDS, THE SOUND ONGOING ADVICE AND DISCIPLINED FOCUS PROVIDED BY A TRUSTED FINANCIAL ADVISOR CAN BE AN INVALUABLE RESOURCE."

Nuveen Select Maturities Municipal Fund (NIM)

Portfolio Manager's
              COMMENTS

Portfolio manager Steve Krupa discusses the economic environment, key investment strategies, and the performance of the Nuveen Select Maturities Municipal Fund
(NIM). Steve, who has been with Nuveen for more than 20 years, assumed portfolio management responsibility for NIM in August 2000.

WHAT MAJOR FACTORS AFFECTED THE U.S. ECONOMY AND THE MUNICIPAL MARKET OVER THE PAST YEAR?
The major factor affecting the fixed-income markets over the past year has been Federal Reserve policy. Citing potential inflation as the paramount threat to the economy, the Fed raised interest rates six times between June 1999 and May 2000, eventually bringing the federal funds target rate to 6.50%, the highest level in almost a decade. The goal of this tightening policy has been to slow economic growth without causing a recession.

Recent evidence has indicated that the Fed effort may be having an impact. While the U.S. economic expansion has reached a record tenth year, various reports point to slowing growth. As a result, the Fed now appears to consider the possibility of economic weakness a more serious risk than inflation. Accordingly, the Fed moved to lower rates in early January, and many anticipate that the Fed will move again to reduce interest rates if a significant economic slowdown seems imminent.

Looking at the municipal market, recent signs of a slowing economy have helped many bonds perform well. Falling new issue supply also helped the market. During the first 11 months of 2000 new issue supply totaled $169 billion nationwide, down 14% from 1999 levels. At this rate, the supply of municipal bonds will finish 2000 at its lowest level since 1996. Part of this decline stemmed from higher rate concerns earlier in the year, which made it less attractive for some issuers to offer bonds. The generally favorable economic conditions in many cities and states also enabled many issuers to use pay-as-you-go funding for necessary projects.

At the same time, demand from individual investors looking for diversification, income, and a haven from the volatile stock market continued to be strong. As a result, current municipal bond prices and yields are comparable to those of a year ago. As of November 30, 2000, long-term municipal yields were more than 102% of 30-year Treasury yields, compared with 98% in November 1999 and the historical average of 86% for the period 1986-1999.


HOW DID NIM PERFORM OVER THE PAST YEAR?
For the year ended November 30, 2000, NIM produced a total return on net asset value (NAV) as shown in the accompanying table. The annual returns for the Lehman Brothers 7-Year Municipal Bond Index1 and the Fund's Lipper Peer Group2 are also presented.


                       Market        Total Return         Lehman          Lipper
                       Yield               on NAV  Total Return1        Average2
--------------------------------------------------------------------------------
                                           1 Year         1 Year          1 Year
                            Taxable-        Ended          Ended           Ended
              11/30/00   Equivalent3     11/30/00       11/30/00        11/30/00
--------------------------------------------------------------------------------
NIM              6.30%         9.13%        4.53%          6.55%           6.95%
--------------------------------------------------------------------------------
Past performance is not predictive of future results.

For additional information on NIM, see the Performance Overview page in this report.


Earlier in 2000, as the Fed's series of interest rate hikes pushed yields higher, municipal bond prices underwent a corresponding drop. Over the summer, however, the tight supply of new municipal issues and generally favorable technicals helped to prompt a shift in market outlook, rallying the municipal market and boosting the prices of many bonds. The Fund's participation in the recovery of the municipal market is reflected in the total return




1 NIM's performance is compared with that of the Lehman Brothers 7-Year Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds with maturities ranging from six to eight years. Results for the Lehman index do not reflect any expenses.

2 The Fund's total return is compared with the average annualized return of the 16 funds in the Lipper General and Insured Unleveraged Municipal Debt Funds category. Most of the funds in this Lipper category are longer-term funds than NIM, which is structured as an intermediate Fund. In the recent market, the longer durations of these other funds generally helped their performance. Fund and Lipper returns assume reinvestment of dividends.

3 The taxable-equivalent yield represents the yield that must be earned on a taxable investment in order to equal the yield of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's market yield on the indicated date and a federal income tax rate of 31%.

on NAV presented above, which shows substantial improvement over the performance results listed in the Fund's annual report in May.

As a Fund focused on providing shareholders with attractive yields consistent with an intermediate-term risk profile, NIM had a 24% allocation of BBB/non-rated bonds as of November 30, 2000. These lower-rated bonds generally provided higher yields, especially as credit spreads (the yield difference between bonds of different credit quality) widened over the past 18 months. However, as the bond market recovered, the prices of lower-rated bonds did not appreciate as quickly as those of higher credit quality. As a result, NIM's total return on NAV lagged the market, as represented by the Lehman Brothers 7-Year Municipal Bond Index. We believe that the Fund's current holdings continue to represent value and, over time, should perform to the benefit of shareholders.


WAS NIM'S DIVIDEND AFFECTED BY THE MARKET ENVIRONMENT?
During the past year, good call protection helped to protect NIM's income stream. In addition, the market environment of the past 12 months, which presented us with many opportunities to invest in lower-rated, higher-yielding credits, enabled the Fund to increase its dividend in March 2000. As of the end of November 2000, NIM had provided shareholders with 35 consecutive months of stable or increasing dividends.


WHAT ABOUT THE FUND'S SHARE PRICE PERFORMANCE?
During late 1999 and the first half of 2000, uncertainties about inflation and interest rates, coupled with investors' focus on equity market performance, tended to dampen interest in most fixed-income products. This lack of demand put pressure on the prices of many municipal bond investments, including NIM. At the same time, widening credit spreads also negatively impacted the Fund's NAV, although we began to see some recovery during the past six months. The net effect over the past year was a narrowing of the discount (share price below
NAV) on NIM. With the market price of this Fund still lower than the actual value of the bonds in its portfolio, shareholders may want to consider taking advantage of this opportunity to add to their holdings of NIM.


WHAT KEY STRATEGIES WERE USED TO MANAGE NIM DURING THE YEAR ENDED NOVEMBER 30, 2000?
Despite a slow start, the past year turned out to be generally positive for the fixed-income markets, including municipal bonds. During this period, we focused on strengthening NIM's long-term dividend-paying capabilities and finding value in specific areas of the market, especially as credit spreads widened.

One of the major transactions during the past 12 months involved bonds issued by the Denver Airport System, which had initiated a bond buyback to reduce its debt service costs. We took advantage of this opportunity to tender back approximately $4 million of Denver Airport bonds that were due to be called from NIM's portfolio in 2001. These bonds were sold at very attractive prices relative to comparable bonds in the marketplace. We then purchased approximately $4.5 million of Tulsa Airport bonds for American Airlines that added attractive yields to the portfolio.

As of November 30, 2000, NIM continued to hold approximately 3.9% of its portfolio in non-rated project finance bonds issued by the Erie County (New
York) Industrial Development Agency for the CanFibre of Lackawanna project. These bonds, which performed well early in 2000, were adversely affected by the sub sequent bankruptcy filing of the project contractor. We believe this situation is now improving, with the plant essentially completed and near operation, and the market could recognize a turnaround in this credit within a year. We continue to monitor this holding very closely in an effort to preserve shareholder value.

NIM continued to offer excellent credit quality, with 65% of the Fund's assets invested in bonds rated AAA and AA as of November 30, 2000. As mentioned earlier, the Fund also had a 24% allocation of BBB/non-rated bonds, which helped to support the Fund's dividend and enhance its yield over the past year.


WHAT IS YOUR OUTLOOK FOR NIM?
In general, our outlook for the fixed-income markets over the next year is positive. Current projections call for continued strong demand for municipal bonds, while new municipal issuance nationwide in 2001 is expected to remain under $200 billion. These supply-and-demand dynamics should continue to provide support for the municipal market and municipal bond prices. We will, of course, continue to closely monitor the economy and Federal Reserve policy in order to be prepared to respond appropriately to any developing situations.

In addition, we plan to continue to focus on strengthening the Fund's dividend-payment capabilities, taking advantage of the wider credit spreads currently available in the marketplace. As value-oriented investors, we will also continue to look for areas of the market that offer opportunities to add value for our shareholders, such as those we are currently seeing in the A credit quality sector. With only 3% of its portfolio scheduled to be called in 2001, NIM offers excellent levels of call protection over the next year. Overall, we believe NIM will continue to serve as a dependable source of tax-free income and portfolio diversification, two essential elements of a comprehensive investment strategy.

Nuveen Select Maturities Municipal Fund

Performance
   OVERVIEW As of November 30, 2000

NIM


PORTFOLIO STATISTICS
--------------------------------------------------
Inception Date                                9/92
--------------------------------------------------
Share Price                                    $10
--------------------------------------------------
Net Asset Value                             $11.23
--------------------------------------------------
Market Yield                                 6.30%
--------------------------------------------------
Taxable-Equivalent Yield1                    9.13%
--------------------------------------------------
Fund Net Assets ($000)                    $139,028
--------------------------------------------------
Average Effective Maturity (Years)           11.14
--------------------------------------------------
Average Duration                              5.67
--------------------------------------------------

ANNUALIZED TOTAL RETURN
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         8.05%         4.53%
--------------------------------------------------
5-Year                         2.91%         4.65%
--------------------------------------------------
Since Inception                3.67%         5.71%
--------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
--------------------------------------------------
Utilities                                      21%
--------------------------------------------------
Healthcare                                     13%
--------------------------------------------------
Tax Obligation/General                         13%
--------------------------------------------------
Housing Multifamily                             9%
--------------------------------------------------
U.S.Guaranteed                                  8%
--------------------------------------------------


1999-2000 Monthly Tax-Free Dividends Per Share

12/99             0.0515
1/00              0.0515
2/00              0.0515
3/00              0.0525
4/00              0.0525
5/00              0.0525
6/00              0.0525
7/00              0.0525
8/00              0.0525
9/00              0.0525
10/00             0.0525
11/00             0.0525


Share Price Performance

12/1/99           9.94
                  9.38
                  9.81
                  9.5
                  10.06
                  9.75
                  9.81
                  10
                  10.06
                  9.88
                  9.88
                  10.13
                  10.31
                  10.25
                  10.31
                  10.38
                  10.63
                  10.56
                  10.31
                  10.31
                  10.38
                  10.19
                  10.19
                  10.13
                  10.25
                  10.75
                  10.25
                  10.13
                  10.19
                  10.56
                  10.56
                  10.69
                  10.38
                  10.25
                  10.31
                  10.44
                  10.56
                  10.44
                  10.44
                  10.44
                  10.44
                  10.25
                  10.31
                  10.31
                  10.13
                  10.19
                  10.19
                  10.25
                  9.94
11/30/00          10.13


Weekly Closing Price
Past performance is not predictive of future results.



1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%.

Shareholder
           MEETING REPORT

The Shareholder Meeting was held July 26, 2000 in Chicago at Nuveen's headquarters.


                                                                             NIM
--------------------------------------------------------------------------------
APPROVAL OF THE TRUSTEES WAS REACHED AS FOLLOWS:
                                                                          Common
                                                                          Shares
--------------------------------------------------------------------------------
Robert P. Bremner
   For                                                                11,490,228
   Withhold                                                               54,571
--------------------------------------------------------------------------------
   Total                                                              11,544,799
================================================================================
Lawrence H. Brown
   For                                                                11,492,923
   Withhold                                                               51,876
--------------------------------------------------------------------------------
   Total                                                              11,544,799
================================================================================
Anne E. Impellizzeri
   For                                                                11,490,778
   Withhold                                                               54,021
--------------------------------------------------------------------------------
   Total                                                              11,544,799
================================================================================
Peter R. Sawers
   For                                                                11,495,123
   Withhold                                                               49,676
--------------------------------------------------------------------------------
   Total                                                              11,544,799
================================================================================
William J. Schneider
   For                                                                        --
   Withhold                                                                   --
--------------------------------------------------------------------------------
   Total                                                                      --
================================================================================
Timothy R. Schwertfeger
   For                                                                        --
   Withhold                                                                   --
--------------------------------------------------------------------------------
   Total                                                                      --
================================================================================
Judith M. Stockdale
   For                                                                11,490,423
   Withhold                                                               54,376
--------------------------------------------------------------------------------
   Total                                                              11,544,799
================================================================================
RATIFICATION OF AUDITORS WAS REACHED AS FOLLOWS:
   For                                                                11,438,508
   Against                                                                46,362
   Abstain                                                                59,929
--------------------------------------------------------------------------------
   Total                                                              11,544,799
================================================================================

                            Nuveen Select Maturities Municipal Fund (NIM)

                            Portfolio of
                                       INVESTMENTS November 30, 2000 (Unaudited)

    PRINCIPAL                                                                              OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALASKA - 8.4%

$      20,000   North Slope Borough, Alaska, General Obligation Bonds, Series 2000B,       No Opt. Call          AAA   $  11,615,400
                 0.000%, 6/30/11


------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 6.2%

        2,470   Arizona Educational Loan Marketing Corporation, Educational Loan            9/02 at 101          Aa2       2,555,264
                 Revenue Bonds,  6.375%, 9/01/05 (Alternative Minimum Tax)

        4,575   The Industrial Development Authority of the City of Phoenix, Arizona,   4/08 at 101 1/2          AAA       4,915,243
                 Statewide Single Family Mortgage  Revenue Bonds, 1998 Series C,
                 6.650%, 10/01/29 (Alternative Minimum Tax)

        1,185   The Industrial Development Authority of the City of Winslow,               No Opt. Call          N/R       1,102,548
                 Arizona, Hospital Revenue Bonds (Winslow Memorial Hospital
                 Project), Series 1998, 5.750%, 6/01/08


------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 0.6%

          770   Arkansas Student Loan Authority, Student Loan Revenue Bonds,                6/01 at 102            A         791,221
                 Series 1992A-2 (Subordinate),  6.750%, 6/01/06
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 1.2%

          570   El Paso County, Colorado, Single Family Mortgage Revenue                   No Opt. Call          Aaa         602,896
                 Tax-Exempt Refunding Bonds, Series 1992A Class A-2,
                 8.750%, 6/01/11

        1,000   Summit County, Colorado, Sports Facilities Refunding Revenue               No Opt. Call         BBB+       1,113,820
                 Bonds (Keystone Resorts Management,  Inc. Project), Series 1990,
                 7.750%, 9/01/06


------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 3.8%

        5,005   District of Columbia (Washington, D.C.), General Obligation                No Opt. Call          AAA       5,347,142
                 Refunding Bonds, Series 1993A, 6.000%, 6/01/07

------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 2.7%

        3,500   Hillsborough County Industrial Development Authority, Pollution             5/02 at 103          Aa3       3,735,060
                 Control Revenue Refunding Bonds (Tampa Electric Company
                 Project), Series 1992, 8.000%, 5/01/22


------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 7.0%

          525   Urban Residential Finance Authority of the City of Atlanta,                No Opt. Call          N/R         544,373
                 Revenue Bonds (Landrum Arms Project), Series 1994,
                 6.750%, 7/01/04

        5,755   Development Authority of Burke County, Georgia, Pollution                   1/03 at 103          AAA       6,316,746
                 Control Revenue Bonds (Oglethorpe Power Corporation Vogtle
                 Project), Series 1992, 8.000%, 1/01/15 (Pre-refunded to 1/01/03)

        2,540   Municipal Electric Authority of Georgia, General Power Revenue             No Opt. Call          AAA       2,910,357
                 Bonds, 1992B Series, 7.500%, 1/01/07


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 14.0%

        2,345   Chicago Metropolitan Housing Development Corporation, Illinois,             7/03 at 100          AAA       2,344,859
                 Housing Development Revenue  Refunding Bonds (FHA-Insured
                 Mortgage Loan - Section 8 Assisted Project), Series 1993B,
                 5.700%, 1/01/13

          280   City of Danville, Vermilion County, Illinois, Single Family Mortgage       11/03 at 102           A1         288,229
                 Revenue Refunding Bonds, Series 1993, 7.300%, 11/01/10

        3,000   Illinois Development Finance Authority, Adjustable Rate Solid              No Opt. Call          BBB       2,627,880
                 Waste Disposal Revenue Bonds (Waste Management, Inc.
                 Project), Series 1997, 5.050%, 1/01/10 (Alternative Minimum Tax)

        5,000   Illinois Development Finance Authority, Revenue Bonds                       4/11 at 105          Aaa       5,797,150
                 (Greek American Nursing Home Project), Series 2000A,
                 7.600%, 4/20/40

        2,505   Illinois Development Finance Authority, Child Care Facility                 9/02 at 102          N/R       2,569,880
                 Revenue Bonds, Series 1992 (Illinois Facilities Fund Project),
                 7.400%, 9/01/04

        3,835   Illinois Health Facilities Authority, Revenue Refunding Bonds,              8/09 at 101           A-       3,504,691
                 Series 1999 (Silver Cross Hospital and Medical Centers),
                 5.250%, 8/15/15

    PRINCIPAL                                                                              OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

$       1,760   Illinois Housing Development Authority, Section 8 Elderly Housing          11/02 at 102            A   $   1,804,581
                 Revenue Bonds (Skyline Towers Apartments), Series 1992B,
                 6.625%, 11/01/07

          345   City of Rock Island, Illinois, Residential Mortgage Revenue                 9/02 at 102           Aa         356,609
                 Refunding Bonds, Series 1992, 7.700%, 9/01/08


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 6.0%

                Hospital Authority of Elkhart County, Indiana, Hospital Revenue
                Bonds, Series 1992 (Elkhart General Hospital, Inc.):
        1,590    7.000%, 7/01/08 (Pre-refunded to 2/01/02)                                  2/02 at 102        A1***       1,681,123
          410    7.000%, 7/01/08                                                            7/02 at 102           A1         430,041

        1,000   The Indianapolis Local Public Improvement Bond Bank,                       No Opt. Call           AA       1,094,770
                 Series 1992D Bonds, 6.600%, 2/01/07

        3,435   City of Indianapolis, Indiana, Multifamily Housing First Mortgage           5/09 at 102          N/R       2,995,938
                 Revenue Bonds, Series 1999A (Keystone at Fall Creek
                 Apartments), 6.400%, 5/01/19 (Alternative Minimum Tax)

        2,100   The Indianapolis Local Public Improvement Bond Bank, Transportation         7/03 at 102          Aa2       2,203,425
                 Revenue Bonds, Series 1992, 6.000%, 7/01/10


------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 1.5%

        2,000   Anne Arundel County, Maryland, Multifamily Housing Revenue                 No Opt. Call         BBB-       2,088,080
                 Bonds (Woodside Apartments Project), Series 1994,
                 7.450%, 12/01/24 (Alternative Minimum Tax) (Mandatory
                 put 12/01/03)


------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 0.7%

        1,000   White Earth Band of Chippewa Indians, Revenue Bonds,                       No Opt. Call            A       1,021,140
                 Series 2000A, 7.000%, 12/01/11


------------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 5.7%

        5,500   Energy America (Nebraska), Natural Gas Revenue Note                        No Opt. Call          N/R       5,358,430
                 (Metropolitan Utility District Project), Series 1997B,
                 5.700%, 7/01/08

        2,400   Airport Authority of the City of Omaha (Nebraska), Airport Facilities       1/02 at 102           A1       2,531,616
                 Revenue Refunding Bonds, Series 1991, 8.375%, 1/01/14


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 8.4%

        5,000   Erie County Industrial Development Agency (New York), Solid                12/10 at 103          N/R       3,412,500
                 Waste Disposal Facility Revenue Bonds (1998 CanFibre
                 of Lackawanna Project), 8.875%, 12/01/13 (Alternative
                 Minimum Tax)

        3,440   New York City Industrial Development Agency, Amended and                   11/04 at 102          Aaa       3,628,443
                 Restated Industrial Development Revenue Bonds (1991 Japan
                 Airlines Company, Ltd. Project), 6.000%, 11/01/15
                 (Alternative Minimum Tax)

        1,965   New York State Medical Care Facilities Finance Agency,                      2/06 at 102          AA+       2,066,984
                 FHA-Insured Mortgage Hospital and Nursing Home Revenue
                 Bonds, 1995 Series C, 6.100%, 8/15/15

        2,130   City of Niagara Falls, Niagara County, New York, Water                     No Opt. Call          AAA       2,578,067
                 Treatment Plant (Serial) Bonds, Series 1994, 8.500%, 11/01/07
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 7.2%

        2,000   Akron, Bath and Copley Joint Township Hospital District,                   11/02 at 102         Baa1       2,008,260
                 Ohio, Hospital Facilities Revenue Bonds, Series 1992 (Summa
                 Health System Project), 6.250%, 11/15/07

        4,500   County Of Hamilton, Ohio, Hospital Facilities Revenue                      No Opt. Call            A       4,716,720
                 Refunding Bonds, Series 1992A (Bethesda Hospital, Inc.),
                 6.250%, 1/01/06

        2,180   Ohio Water Development Authority, Revenue Bonds                             3/02 at 102          N/R       2,241,738
                 (USA Waste Services), Series 1992, 7.750%, 9/01/07
                 (Alternative Minimum Tax)

        1,000   City of Oxford, Ohio, Water Supply System Mortgage Revenue                 12/02 at 102          AAA       1,042,190
                 Refunding Bonds, Series 1992, 6.000%, 12/01/14


------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 3.2%

        4,500   Trustees of the Tulsa Municipal Airport Trust, Oklahoma,                   No Opt. Call         Baa1       4,505,940
                 Revenue Bonds, Refunding Series 2000B, 6.000%, 6/01/35
                 (Alternative Minimum Tax) (Mandatory put 12/01/08)


                            Nuveen Select Maturities Municipal Fund (NIM) (continued)

                                    Portfolio of INVESTMENTS November 30, 2000 (Unaudited)

    PRINCIPAL                                                                              OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 4.2%

$       3,800   Pennsylvania Higher Education Assistance Agency, Student Loan               1/03 at 102          AAA   $   3,864,258
                 Revenue Bonds, 1988 Series D, 6.050%, 1/01/19
                 (Alternative Minimum Tax)

        1,680   Pennsylvania Higher Educational Facilities Authority, College              No Opt. Call          Aaa       1,973,412
                 and University Revenue Bonds, 9th Series, 7.625%, 7/01/15


------------------------------------------------------------------------------------------------------------------------------------
                RHODE ISLAND - 1.3%

        1,825   Rhode Island Housing and Mortgage Finance Corporation,                      4/02 at 102          AA+       1,849,510
                 Homeownership Opportunity Bonds, Series 7,
                 6.500%, 4/01/25 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 4.9%

          550   Austin-Travis County MHMR Center, Revenue Bonds (Mental                     3/05 at 101          AAA         584,898
                 Health and Mental Retardation Center Facilities Acquisition
                 Program), Series 1995-A, 6.500%, 3/01/15

          560   City of Galveston Property Finance Authority, Inc., Single Family           9/01 at 103           A3         602,650
                 Mortgage Revenue Bonds, Series 1991A, 8.500%, 9/01/11

          960   Texas Community MHMR Centers, Revenue Bonds (Mental                         3/05 at 101          AAA       1,020,912
                 Health and Mental Retardation Center Facilities Acquisition
                 Program), Series 1995A-E, 6.500%, 3/01/15

        3,000   Matagorda County Navigation, District Number One (Texas),                   1/01 at 102          AAA       3,026,820
                 Pollution Control Revenue Refunding Bonds (Central Power and
                 Light Company Project), Series 1995, 6.100%, 7/01/28

          800   Travis County Health Facilities Development Corporation, Hospital          11/03 at 102          Aaa         841,294
                 Revenue Bonds (Daughters of Charity  National Health System -
                 Daughters of Charity Health Services of Austin), Series 1993B,
                 5.900%, 11/15/07

          745   Tri-County MHMR Services, Revenue Bonds (Mental Health and                  3/05 at 101          AAA         792,270
                 Mental Retardation Center Facilities Acquisition Program),
                 Series 1995-E, 6.500%, 3/01/15


------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 1.4%

        2,055   City of Bountiful, Davis County, Utah Hospital Revenue                     No Opt. Call          N/R       1,907,060
                 Refunding Bonds (South Davis Community Hospital Project),
                 Series 1998, 6.000%, 12/15/10


------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 1.5%

        2,000   Hampton Redevelopment and Housing Authority, Multifamily                    7/02 at 104         Baa2       2,091,020
                 Housing Revenue Refunding Bonds, Series 1994 (Chase
                 Hampton II Apartments), 7.000%, 7/01/24 (Mandatory put 7/01/04)


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 7.5%

                Washington Public Power Supply System, Nuclear Project No. 1
                Refunding Revenue Bonds, Series 1993A:
        1,500    7.000%, 7/01/07                                                           No Opt. Call          Aa1       1,682,130
        3,000    7.000%, 7/01/08                                                           No Opt. Call          Aa1       3,398,040

        7,000   Washington Public Power Supply System, Nuclear Project                     No Opt. Call          Aa1       5,303,690
                 No. 3 Refunding Revenue Bonds, Series 1990B, 0.000%, 7/01/06


------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 2.6%

        3,500   Wisconsin Health and Educational Facilities Authority, Revenue              2/03 at 102          AAA       3,648,680
                 Bonds (Sisters of the Sorrowful Mother Ministry Corporation),
                 Series 1993A, 6.125%, 8/15/13
------------------------------------------------------------------------------------------------------------------------------------
$     146,090   Total Investments (cost $138,126,821) - 100.0%                                                           139,035,998
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.0%                                                                         (7,848)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 139,028,150
                ====================================================================================================================

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.


Statement of
           NET ASSETS November 30, 2000 (Unaudited)

--------------------------------------------------------------------------------
ASSETS
Investments in municipal securities, at market value                $139,035,998
Receivables:
   Interest                                                            2,454,882
   Investments sold                                                    4,089,273
Other assets                                                               1,180
--------------------------------------------------------------------------------
      Total assets                                                   145,581,333
--------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                         5,796,276
Accrued expenses:
   Management fees                                                        56,875
   Other                                                                  50,053
Dividends payable                                                        649,979
--------------------------------------------------------------------------------
      Total liabilities                                                6,553,183
--------------------------------------------------------------------------------
Net assets                                                          $139,028,150
================================================================================
Shares outstanding                                                    12,380,786
================================================================================
Net asset value per share outstanding (net assets
   divided by shares outstanding)                                   $      11.23
================================================================================

                                 See accompanying notes to financial statements.

Statement of
      OPERATIONS Six Months Ended November 30, 2000 (Unaudited)


-------------------------------------------------------------------------------
INVESTMENT INCOME                                                   $ 4,277,826
-------------------------------------------------------------------------------
EXPENSES
Management fees                                                         349,357
Shareholders' servicing agent fees and expenses                           3,053
Custodian's fees and expenses                                            44,759
Trustees' fees and expenses                                                 626
Professional fees                                                         1,239
Shareholders' reports - printing and mailing expenses                    26,985
Stock exchange listing fees                                              12,501
Investor relations expense                                               11,186
Other expenses                                                            5,940
-------------------------------------------------------------------------------
Total expenses before custodian fee credit                              455,646
   Custodian fee credit                                                 (28,993)
-------------------------------------------------------------------------------
Net expenses                                                            426,653
-------------------------------------------------------------------------------
Net investment income                                                 3,851,173
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from investment transactions                   (47,474)
Change in net unrealized appreciation
   (depreciation) of investments                                        975,853
-------------------------------------------------------------------------------
Net gain from investments                                               928,379
-------------------------------------------------------------------------------
Net increase in net assets from operations                          $ 4,779,552
===============================================================================

                                 See accompanying notes to financial statements.

Statement of
           CHANGES IN NET ASSETS (Unaudited)


                                              SIX MONTHS ENDED       YEAR ENDED
                                                      11/30/00          5/31/00
-------------------------------------------------------------------------------
OPERATIONS
Net investment income                            $   3,851,173    $   7,757,354
Net realized gain (loss) from
   investment transactions                             (47,474)        (170,549)
Change in net unrealized appreciation
   (depreciation) of investments                       975,853       (7,104,871)
-------------------------------------------------------------------------------
Net increase in net assets from operations           4,779,552          481,934
-------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From undistributed net investment income            (3,899,950)      (7,688,471)
From accumulated net realized gains
   from investment transactions                           --         (1,275,221)
-------------------------------------------------------------------------------
Decrease in net assets from
   distributions to shareholders                    (3,899,950)      (8,963,692)
-------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from shares issued to
   shareholders due to
   reinvestment of distributions                          --               --
-------------------------------------------------------------------------------
Net increase (decrease) in net assets                  879,602       (8,481,758)
Net assets at the beginning of period              138,148,548      146,630,306
-------------------------------------------------------------------------------
Net assets at the end of period                  $ 139,028,150    $ 138,148,548
===============================================================================
Balance of undistributed net
   investment income
   at the end of period                          $     129,551    $     178,328
===============================================================================

                                 See accompanying notes to financial statements.

Notes to
    FINANCIAL STATEMENTS  (Unaudited)


1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The Fund covered in this report and its corresponding New York Stock Exchange symbol is Nuveen Select Maturities Municipal Fund (NIM) (the "Fund").

The Fund seeks to provide current income exempt from regular federal income tax, consistent with the preservation of capital by investing in a diversified, investment-grade quality portfolio of municipal obligations with intermediate characteristics having an initial average effective maturity of approximately ten years. In assembling and managing its portfolio, the Fund has purchased municipal obligations having remaining effective maturities of no more than fifteen years with respect to 80% of its total assets that, in the opinion of the Fund's investment adviser, represent the best value in terms of the balance between yield and capital preservation currently available from the intermediate sector of the municipal market. The Fund's investment adviser, Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, will actively monitor the effective maturities of the Fund's investments in response to prevailing market conditions, and will adjust its portfolio consistent with its investment policy of maintaining an average effective remaining maturity for the Fund's portfolio of twelve years or less.

The Fund is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.


Securities Valuation
The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.


Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At November 30, 2000, the Fund had no such outstanding purchase commitments.


Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.


Federal Income Taxes
The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Fund.


Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.


Derivative Financial Instruments
The Fund may invest in transactions in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the six months ended November 30, 2000.


Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.


Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.


2. FUND SHARES
There were no share transactions during the six months ended November 30, 2000, or during the fiscal year ended May 31, 2000.


3. DISTRIBUTIONS TO SHAREHOLDERS
The Fund declared a dividend distribution of $.0525 per share from its tax-exempt net investment income which was paid on December 29, 2000, to shareholders of record on December 15, 2000.


4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in intermediate-term municipal securities for the six months ended November 30, 2000, aggregated $33,666,073 and $30,601,425, respectively. Purchases and sales (including maturities) of investments in short-term municipal securities for the six months ended November 30, 2000, aggregated $15,150,000 and $15,150,000, respectively.

At November 30, 2000, the identified cost of investments owned for federal income tax purposes was $138,305,563.

At May 31, 2000, the Fund's last fiscal year end, the Fund had an unused capital loss carryforward of $67,488, available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforward will expire in the year 2008.


5. UNREALIZED APPRECIATION (DEPRECIATION)
At November 30, 2000, net unrealized appreciation of investments for federal income tax purposes aggregated $730,435 of which $4,193,354 related to appreciated securities and $3,462,919 related to depreciated securities.


6. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Fund's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of the Fund as follows:


AVERAGE DAILY NET ASSETS                                         MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                           .5000 of 1%
For the next $125 million                                            .4875 of 1
For the next $250 million                                            .4750 of 1
For the next $500 million                                            .4625 of 1
For the next $1 billion                                              .4500 of 1
For net assets over $2 billion                                       .4375 of 1
================================================================================

The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser.

Notes to
    FINANCIAL STATEMENTS (Unaudited) (continued)


7. COMPOSITION OF NET ASSETS
At November 30, 2000, the Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

-------------------------------------------------------------------------------
Common shares, $.01 par value per share                           $     123,808
Paid-in surplus                                                     138,159,319
Balance of undistributed net investment income                          129,551
Accumulated net realized gain (loss) from
   investment transactions                                             (293,705)
Net unrealized appreciation of investments                              909,177
-------------------------------------------------------------------------------
Net assets                                                        $ 139,028,150
===============================================================================


8. INVESTMENT COMPOSITION
At November 30, 2000, the revenue sources by municipal purpose, expressed as a percent of intermediate-term investments, were as follows:

-------------------------------------------------------------------------------
Capital Goods                                                                 4%
Education and Civic Organizations                                             5
Healthcare                                                                   13
Housing/Multifamily                                                           9
Housing/Single Family                                                         6
Long-Term Care                                                                6
Tax Obligation/General                                                       13
Tax Obligation/Limited                                                        5
Transportation                                                                8
U.S. Guaranteed                                                               8
Utilities                                                                    21
Other                                                                         2
-------------------------------------------------------------------------------
                                                                            100%
===============================================================================

In addition, 39% of the intermediate-term investments owned by the Fund are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest in the event of default. Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of the Fund's shares.

For additional information regarding each investment security, refer to the Portfolio of Investments of the Fund.

Financial
   HIGHLIGHTS (Unaudited)

Financial
   Highlights (Unaudited)
              Selected data for a share outstanding throughout each period:

                                             Investment Operations                         Less Distributions
                                     --------------------------------------         -------------------------------
                                                     Net
                                                     Realized/
                     Beginning       Net             Unrealized                     Net
                     Net Asset       Investment      Investment                     Investment   Capital
                     Value           Income          Gain (Loss)      Total         Income       Gains        Total
-------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
         2001 (a)    $11.16          $.31            $ .08            $.39          $(.32)       $ --         $(.32)
         2000         11.84           .63             (.59)            .04           (.62)        (.10)        (.72)
         1999         11.95           .61             (.07)            .54           (.61)        (.04)        (.65)
         1998         11.70           .61              .29             .90           (.61)        (.04)        (.65)
         1997         11.59           .62              .18             .80           (.65)        (.04)        (.69)
         1996         11.73           .64             (.09)            .55           (.65)        (.04)        (.69)
===================================================================================================================

                                                           Total Returns
                                                     --------------------------
                     Ending          Ending                           Based on
                     Net Asset       Market          Based on         Net Asset
                     Value           Value           Market Value+    Value+
-------------------------------------------------------------------------------
Year Ended 5/31:
         2001 (a)    $11.23          $10.0000         1.19 %          3.47%
         2000         11.16           10.1875        (5.48)            .43
         1999         11.84           11.5625         6.87            4.64
         1998         11.95           11.4375        12.60            7.85
         1997         11.70           10.7500         2.68            6.98
         1996         11.59           11.1250         6.14            4.76
===============================================================================


                                                             Ratios/Supplemental Data
                         ---------------------------------------------------------------------------------------------------
                                                   Before Credit                       After Credit**
                                          -----------------------------      -----------------------------
                                                           Ratio of Net                       Ratio of Net
                                          Ratio of         Investment        Ratio of         Investment
                         Ending           Expenses to      Income to         Expenses to      Income to            Portfolio
                         Net Assets       Average          Average           Average          Average              Turnover
                         (000)            Net Assets       Net Assets        Net Assets       Net Assets           Rate
----------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
         2001 (a)        $139,028         .65%*            5.46%*            .61%*            5.50%*               22%
         2000             138,149         .61              5.48              .61              5.49                  6
         1999             146,630         .63              5.14              .62              5.15                 31
         1998             147,842         .65              5.17              .65              5.17                 13
         1997             144,775         .64              5.35              .64              5.35                 17
         1996             143,364         .63              5.45              .63              5.45                 25
=============================================================================================================================


*    Annualized.

**   After custodian fee credit, where applicable.

+ Total Return on Market Value is the combination of reinvested dividend income, reinvested capital gain distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gain distributions, if any, and changes in net asset value per share. Total returns are not annualized.

(a)  For the six months ended November 30, 2000.


Build Your Wealth
       AUTOMATICALLY


SIDEBAR TEXT: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.



NUVEEN CLOSED-END EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN
Your Nuveen Closed-End Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvest ment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Fund
     INFORMATION


BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN, TRANSFER AGENT
AND SHAREHOLDER SERVICES
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL

The Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the 6-month period ended November 30, 2000. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors
         FOR GENERATIONS

PHOTO OF: John Nuveen, Sr.


For over a century, generations of Americans have relied on Nuveen Investments to help them grow and keep the money they've earned. Financial advisors, investors and their families have associated Nuveen Investments with quality, expertise and dependability since 1898. That is why financial advisors have entrusted the assets of more than 1.3 million investors to Nuveen.

With the know-how that comes from a century of experience, Nuveen continues to build upon its reputation for quality. Now, financial advisors and investors can count on Nuveen Investments to help them design customized solutions that meet the far-reaching financial goals unique to family wealth strategies - solutions that can translate into legacies.

To find out more about how Nuveen Investments' products and services can help you preserve your financial security, talk with your financial advisor, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.



INVEST WELL.

LOOK AHEAD.

LEAVE YOUR MARK.(SM)

LOGO: NUVEEN Investments



Nuveen Investments o 333 West Wacker Drive                           FSA-1-11-00
Chicago, IL 60606 o www.nuveen.com